EXHIBIT 24

LIMITED POWER OF ATTORNEY

          The undersigned hereby appoints JOHN E. SZTYKIEL and JAMES W. KNAPP, and each of them, such individual's attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Motors, Inc., on Form 10-K for its fiscal year ended December 31, 2006, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.
Dated: February 19, 2007		/s/ Charles E. Nihart
(signature)

	Print Name:	Charles E. Nihart

	Title:	Director

LIMITED POWER OF ATTORNEY

          The undersigned hereby appoints JOHN E. SZTYKIEL and JAMES W. KNAPP, and each of them, such individual's attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Motors, Inc., on Form 10-K for its fiscal year ended December 31, 2006, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.
Dated: February 20, 2007		/s/ Kenneth Kaczmarek
(signature)

	Print Name:	Kenneth Kaczmarek

	Title:	Director

LIMITED POWER OF ATTORNEY

          The undersigned hereby appoints JOHN E. SZTYKIEL and JAMES W. KNAPP, and each of them, such individual's attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Motors, Inc., on Form 10-K for its fiscal year ended December 31, 2006, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.
Dated: February 26, 2007		/s/ David R. Wilson
(signature)

	Print Name:	David R. Wilson

	Title:	Chairman of the Board

LIMITED POWER OF ATTORNEY

          The undersigned hereby appoints JOHN E. SZTYKIEL and JAMES W. KNAPP, and each of them, such individual's attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Motors, Inc., on Form 10-K for its fiscal year ended December 31, 2006, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.
Dated: March 16, 2007		/s/ George Tesseris
(signature)

	Print Name:	George Tesseris

	Title:	Director